Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisitions and Divestitures

Note 4. Acquisitions and Divestitures

The third party acquisitions discussed below were accounted for under the acquisition method of accounting. Accordingly, we, our predecessor, and the previous owners conducted assessments of net assets acquired and recognized amounts for identifiable assets acquired and liabilities assumed at their estimated acquisition date fair values, while acquisition costs associated with the acquisitions were expensed as incurred. The operating revenues and expenses of acquired properties are included in the accompanying financial statements from their respective closing dates forward. The transactions were financed through equity offerings, capital contributions and borrowings under credit facilities.

The fair values of proved oil and natural gas properties are measured using valuation techniques that convert future cash flows to a single discounted amount. Significant inputs to the valuation of proved oil and natural properties include estimates of: (i) economic reserves; (ii) future operating and development costs; (iii) future commodity prices; and (iv) a market-based weighted average cost of capital.

Transaction-related costs

Transaction-related costs for both related party and third party transactions are included in general and administrative expenses in the accompanying statements of operations for the periods indicated below (in thousands):

For the Year Ended December 31,
2015	2014	2013
$1,974	$2,305	$1,584

2015 Acquisitions

On June 1, 2015, we entered into an oil and gas lease option agreement with a third party pursuant to which we have the right to obtain one or more oil and gas leases in North Louisiana and is exercisable through February 2017. The purchase price of this option was approximately $4.0 million. The purchase price has been capitalized as part of unproved properties and will be expensed if the option is not exercised.

On October 22, 2015, we closed a transaction to acquire certain proved and unproved oil and natural gas properties in North Louisiana from a third party for approximately $284.3 million (the “North Louisiana Acquisition”), of which $281.9 million of the purchase price was allocated to unproved oil and natural gas properties with the remainder allocated to proved oil and natural gas properties.

2015 Divestitures

On April 17, 2015, we sold certain oil and natural gas properties in Colorado and Wyoming to a third party for approximately $13.6 million (the “Rockies Divestiture”) and recorded a gain of less than $0.1 million related to the sale.

2014 Acquisitions

On December 30, 2014, we acquired certain oil and natural gas producing properties from third parties in the Terryville Complex for approximately $71.9 million, after customary post-closing adjustments (the “Louisiana Acquisition”). The following table summarizes the fair value assessment of the assets acquired and liabilities assumed as of the acquisition date (in thousands):

Louisiana
Acquisition
Oil and gas properties	$72,141
Asset retirement obligations	(271)
Total identifiable net assets	$71,870

During the fourth quarter 2014, we acquired incremental interests in certain oil and gas properties and leases in the Terryville Complex from third parties in four separate transactions for an aggregate purchase price of approximately $24.0 million.

2014 Divestitures

On May 9, 2014, MRD LLC sold certain producing and non-producing properties in the Mississippian oil play of Northern Oklahoma to a third party for approximately $7.6 million and recorded a loss of $3.2 million.

2013 Acquisitions

On April 30, 2013, WildHorse Resources purchased certain oil and gas properties and leases in Louisiana from a third party for approximately $67.1 million. The following table summarizes the fair value assessment of the assets acquired and liabilities assumed as of the acquisition date (in thousands):

Oil and gas properties	$68,887
Asset retirement obligations	(1,789)
Total identifiable net assets	$67,098

2013 Divestitures

On May 10, 2013, Black Diamond entered into a purchase and sale agreement with a third party to sell certain of its Wyoming oil and gas properties with an estimated net book value of $39.8 million for $33.0 million, before customary adjustments. As a result, Black Diamond recorded a loss on the sale of $6.8 million. This transaction closed on June 4, 2013.

During 2013, BlueStone entered into an agreement with a third party to sell its remaining interest in certain properties in the Mossy Grove Prospect in Walker and Madison Counties located in East Texas. Total cash consideration received by BlueStone was approximately $117.9 million, which exceeded the net book value of the properties sold by $89.5 million. The transaction closed on July 31, 2013.